Exhibit 10




                                   Exhibit 10

                                  Consent of

                Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

                                919 THIRD AVENUE

                            NEW YORK, N.Y. 10022-3852
                                                                 FAX

                                                            (212) 715-8000

                                                                 ----

                                                          WRITER'S DIRECT NUMBER

                                                              (212) 715-9100

                                February 26, 1996


Mutual Fund Group
125 West 55th Street
New York, New York 10019

                    Re:Registration Statement on Form N-1A
                    File No. 811-5151
                    ---------------------------------------------

Gentlemen:

We hereby consent to the reference of our firm as counsel in this Registration Statement on Form N-1A.

                                   Very truly yours,

                                   /s/Kramer, Levin, Naftalis, Nessen,
                                      Kamin & Frankel